ING VP Money Market Portfolio

(“Registrant”)

Supplement dated November 17, 2008

In a supplement dated October 14, 2008, ING VP Money Market Portfolio (the “Portfolio”) notified shareholders that it applied for participation in the Department of the Treasury’s Temporary Money Market Guarantee Program (the “Program”).  The Department of the Treasury notified the Portfolio that it has concluded that the Portfolio is not eligible for participation in the Program because the Portfolio did not have a policy of maintaining a stable net asset value or share price of at least $1.00 per share on September 19, 2008.

The fee paid to the Department of Treasury to participate in the Program has been returned to the Portfolio.

This supplement supersedes the supplement dated October 14, 2008.